UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 19, 2007

Finlay Enterprises, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-25716 (Commission File Number)	13-3492802 (IRS Employer Identification No.)

529 Fifth Avenue, New York, New York (Address of principal executive offices)	10017 (Zip Code)

(212) 808-2800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Finlay Enterprises, Inc. 2007 Long Term Incentive Plan

On February 27, 2007, the Board of Directors of Finlay Enterprises, Inc. (the “Company”) approved, subject to stockholder approval, an amendment to the Finlay Enterprises, Inc. 1997 Long Term Incentive Plan (“1997 Plan”), which extended the term of the 1997 Plan. On February 27, 2007, the Board of Directors also approved, subject to stockholder approval, the merger of the 1997 Plan (as extended) and the Finlay Enterprises, Inc. Long Term Incentive Plan (adopted in 1993) (“1993 Plan”), to form the Finlay Enterprises, Inc. 2007 Long Term Incentive Plan (“2007 Plan”). The Company’s stockholders approved the extension of the term of the 1997 Plan and the merger of the 1997 Plan (as extended) and the 1993 Plan into the 2007 Plan at the Annual Meeting of Stockholders held on June 19, 2007.

The 2007 Plan, which became effective June 19, 2007, is designed to provide an incentive and reward for those executive officers, directors, key employees, consultants and other persons who are in a position to contribute substantially to the progress and success of the Company, to closely align the interests of such employees and other persons with the interests of the stockholders of the Company by linking benefits to stock performance and to retain the services of such persons, as well as to attract new key employees. The 2007 Plan authorizes the granting of nonqualified stock options, restricted and nonrestricted stock, restricted stock units and performance awards, and includes the authority to grant awards that qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code (“IRC”). The 2007 Plan has no termination date.

The 2007 Plan provides that, subject to capital adjustments and subject to the next sentence, a maximum of 446,351 shares of the Company’s common stock may be issued as awards under the plan. In addition, if any previously granted award under the 1997 Plan or 1993 Plan or any award under the 2007 Plan terminates, expires, lapses or is forfeited for any reason, the common shares subject to such award will also be available for future awards under the 2007 Plan. If common shares are surrendered by a participant as full or partial payment of withholding taxes, or if the number of common shares otherwise deliverable is reduced for payment of withholding taxes, the number of common shares available for future awards under the 2007 Plan will be reduced by the full number of common shares awarded.

The Board has delegated general administrative authority for the 2007 Plan to the Board’s Compensation Committee (the “Committee”). The Committee has broad authority under the 2007 Plan to, among other things, select participants to receive awards and determine the terms and conditions of any such awards.

The foregoing description of the 2007 Plan does not purport to be complete and is qualified in its entirety by reference to the more detailed description of the 2007 Plan contained in, and the full text of the 2007 Plan which was attached as Annex B to, the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on May 22, 2007 in connection with the Company’s 2007 Annual Meeting of Stockholders, which are incorporated herein by reference.

No further awards will be granted under the Company’s 1993 Plan or the 1997 Plan; however, all awards under the 1993 Plan or 1997 Plan that were outstanding on June 19, 2007 will remain outstanding in accordance with their terms.

Approval of Finlay Enterprises, Inc. Cash Bonus Plan

On June 19, 2007, the Company’s stockholders also approved a new cash bonus plan, the Finlay Enterprises, Inc. Cash Bonus Plan (“Cash Bonus Plan”) to replace the 2004 Finlay Enterprises, Inc. Cash Bonus Plan (“2004 Cash Bonus Plan”), which was approved by stockholders on September 8, 2004. The new Cash Bonus Plan is intended to provide annual incentives to certain executive officers in a manner designed to reinforce the Company’s performance goals, to link a significant portion of participants’ compensation to the achievement of such goals, and to continue to attract, motivate and retain key executives on a competitive basis, while seeking to preserve for the benefit of the Company, to the extent practicable, the associated federal income tax deduction for payments of qualified “performance-based” compensation under IRC Section 162(m). The new Cash Bonus Plan provides for the same maximum bonus to an eligible executive officer in a single year and the same performance criteria as the 2004 Cash Bonus Plan, and awards under the new Cash Bonus Plan will be granted in the same manner as under the 2004 Cash Bonus Plan. For IRC Section 162(m) purposes, the 2004 Cash Bonus Plan did not need to be re-approved by stockholders until the Company’s 2009 Annual Meeting of Stockholders. However, in view of the fact that the Company was already seeking stockholder approval of the 2007 Plan at the 2007 Annual Meeting, the Company determined for administrative convenience to resubmit the Cash Bonus Plan to stockholders at the same time so that both the new Cash Bonus Plan and the 2007 Plan would have the same five-year schedule for stockholder approval of their performance criteria under IRC Section 162(m).

The foregoing description of the Cash Bonus Plan does not purport to be complete and is qualified in its entirety by reference to the more detailed description of the Cash Bonus Plan contained in, and the full text of the Cash Bonus Plan which was attached as Annex C to, the Company’s definitive proxy statement on Schedule 14A filed with the SEC on May 22, 2007, which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits		Description
	10.23		Finlay Enterprises, Inc. 2007 Long Term Incentive Plan, effective as of June 19, 2007, incorporated by reference to Annex B to Proxy Statement filed May 22, 2007.
	10.23	(a)	Form of Restricted Stock Agreement under the 2007 Long Term Incentive Plan.
	10.23	(b)	Form of Restricted Stock Agreement under the 2007 Long Term Incentive Plan.
	10.23	(c)	Form of Agreement and Certificate of Option pursuant to the 2007 Long Term Incentive Plan.
	10.23	(d)	Form of Agreement and Certificate of Option pursuant to the 2007 Long Term Incentive Plan.
	10.24		Finlay Enterprises, Inc. Cash Bonus Plan, effective as of June 19, 2007, incorporated by reference to Annex C to Proxy Statement filed May 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINLAY ENTERPRISES, INC.
Date: June 22, 2007	By:	/s/ Bruce E. Zurlnick
Bruce E. Zurlnick Senior Vice President, Treasurer and Chief Financial Officer